DRIVING GROWTH

NASDAQ: HILL

dot HILL®

30 YEARS

Investor Presentation

November 2014

Safe Harbor

Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill's continued growth, and Dot Hill's projected financial results for the fourth quarter and full year of 2014. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the fourth quarter and full year of 2014 may be different from the financial guidance provided in the press release; the risks associated with macroeconomic factors that are outside of Dot Hill's control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill's OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill's new products may not prove to be popular; the risk that one or more of Dot Hill's suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that Vertical Markets' sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill's most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Dot Hill at a Glance

NASDAQ: HILL

- 30 years in business
- Public since 2000

Worldwide Presence

- 320 employees*
- HQ: Longmont, CO
- Tech development centers
  - Colorado and Minnesota
  - Hyderabad, India

Extensive Deployments

- Over **650,000** systems installed to date
- **99.999% uptime**

Innovative IP

- Strong patent portfolio
- 9th generation RAID
- IP across platforms, software & systems
- **120 Patents & Patents Pending**

Proven OEM Supplier

- Trusted Server OEM Supplier
- Embedded Solution Provider

PROVEN COMPANY → SOUND TECHNOLOGY → SOLID PARTNER

* Plus 65 Full Time Dedicated Equivalent contractors in Hyderabad, India doing test and sustaining engineering work

Investment Highlights

dot HILL®

EXTERNAL

Data explosion especially in target segments

Continued Consolidation in servers and storage

COMPETITION

Limited OEM-centric storage companies

Market share gain potential from competitor replacements

14-18% growth
(over medium-term planning horizon)

8-12% Operating Margin
(medium-term goal)

0.91 EV/Revenue
(as of 9/18/14)

PRODUCTS

Validated by largest customer

HDD, hybrid and all-flash arrays

CUSTOMERS

Long-Term relationships often 10+ years

"High Touch" customized for specific workloads = stickiness

Data Growth Facts

- **The "Digital Universe" will continue to explode**
  - Each day, our society creates **2.5 quintillion bytes of data[1] growing to 40ZB by 2020[2]**
  - Driven by the explosion in mobile devices, apps, social media, and the Internet of Things
- **New Data Intensive Applications**
  - Over the next three years, **80% of the new "killer apps" will be "data intensive"**



Quantity of global digital data
2020
40 ZB
5,247 GB
of data for every person on the planet
2015
7.91 ZB
40%
of this information will require some kind of data protection.
2012
2.72 ZB
2010
1,23 ZB

Source: Data Center Journal, 2013

- **Hybrid Storage (SSD +HDD) Poised for Rapid Growth**
  - Market to reach $14.3 billion by 2017, representing 45% of the overall external enterprise storage systems market[3]
  - Hybrid external storage system capacity **to grow 64.1% (CAGR for 2012– 2017[3])**

[1]Source: Datanami 2014
[2]Source: IDC "Predictions 2014: Battles for Dominance — and Survival — on the 3rd Platform" Doc # 244606 Dec 2013
[3]Source: IDC "Worldwide Hybrid External Enterprise Storage Systems 2013–2017 Forecast" Doc # 245117 Dec 2013

Selected Financial Information

3-Year Stock Price: HILL

YTD 2014	3 Mos.	1 Yr	3-Yr
35.1%	26.8%	52.1%	189.9%



$6
$5
$4
$3
$2
$1
$0
2011
2012
2013
2014

Non-GAAP Income Statement

	2013	Change vs 2012
Revenue (M)	$208.7	+6.1%
Gross Margin (%)	32.8%	+4.9 pts
Opex (M)	$57.8	Flat
Operating Income (%)	5.1%	+6.9 pts
EPS	$0.18	+$0.24

Stock Information (NASDAQ: HILL)

Closing Price @ 11/6/14	$4.35
52 Week High	$6.06
52 Week Low	$2.46
Market Cap	$262M
Avg Volume (3m)	287,614
Shares Outstanding	60.4M

Balance Sheet as of 9/30/14 ($M)

Cash & Cash Equivalents	42.4
Accounts Receivable	36.9
Inventories	7.0
Accounts Payable	30.9
Net Working Capital	46.7

Net Working Capital = Current Assets – Current Liabilities

Key Financial Metrics (2011 – 2014)

Non-GAAP Revenue ($M)


197
197
209
214*
19%
26%
34%
45%
81%
74%
66%
55%
2011
2012
2013
2014E
Server OEM
Vertical Markets

*2014 based on guidance as of November 6, 2014

OpEx ($M) / Gross Margin (%)


$60
$55
$50
$45
$40
$35
$30
$25
34%
32%
30%
28%
26%
24%
22%
20%
49
58
58
2011
2012
2013
OpEx
Gross Margin

Non GAAP Revenue & Operating Margin ($M and %)


$60
$55
$50
$45
$40
$35
$30
8%
6%
4%
2%
0%
-2%
-4%
-6%
1Q'11
1Q'12
1Q'13
3Q'14
Revenue
Operating Margin %

Net Working Capital ($M)


$55
$50
$45
$40
$35
$30
Q2'11
Q1'12
Q1'13
Q3'14

Net Working Capital = Current Assets – Current Liabilities

Dot Hill Leader in the IP Landscape



MDB Patent Portfolio Tech Score*
NetApp
EMC
Oracle
Dell
Intel
IBM
HP
LSI
0.75
0.85
0.95
1.05
1.15
1.25
Source: MDB Capital Group (December 2013)



Companies with Most Inbound Citations
IBM
Hitachi
EMC
Cypress Semi
LSI
NetApp
Dell
CommVault
HP
0
100
200
300
400
Source: MDB Capital Group (December 2013)



Average Issued U.S. Patent Score (ipCG Scoring Analysis)
34
Silicon Graphics
NetApp
Dell
Cisco
FalconStor
Intel
Xyratex
Hitachi
Invensys
EMC
Oracle
IBM
Lenovo
Fujitsu
LSI
Source: ipCapital Group, Inc. (September 2011)

*The Tech Score is a perspective on the quality and relevance of a company's IP portfolio.

- **Patent portfolio rated strongest** by MDB Capital and iPCapital Group in terms of quality and relevance
- **Highest number of citations by others of any storage company**

Highly Modular Product Family



2U-12 LFF
2U-24 SFF
2U-48 SFF
2U-56 LFF
2.5" HDD
3.5" HDD
SSD
=
OPERATING LEVERAGE
EX
LX
FX
RealStor
Real-Time Autonomic Tiering
Ease of Use
Thin Provisioning
Advanced Copy Services
Read Flash Cache
Rapid Rebuilds

RealStor 2.0 with Dot Hill Hybrid Arrays: Positioned in Growth Markets


Capacity Growth (EB)
All Flash CAGR: 110.8%
Hybrid CAGR: 64.1%
38.7x
40
30
20
10
0
3.1
5.3
9.0
14.7
23.2
36.3
0.0
0.1
0.2
0.4
0.6
0.8
2012
2013
2014
2015
2016
2017
All Flash
Hybrid

Worldwide Enterprise All-Solid State Array Revenue, Capacity, Average Cost per Gigabyte, ASP, and Capacity per Unit, 2012-2016

Worldwide Hybrid and Non-Hybrid External Enterprise Storage Systems Customer Revenue, 2012-2017 ($B)


Revenue Growth ($B)
All Flash CAGR: 58.5%
Hybrid CAGR: 21.1%
7.7x
16
12
8
4
0
5.5
7
8.3
10.2
12.3
14.3
0.3
0.5
0.8
1.2
1.6
2
2012
2013
2014
2015
2016
2017
All Flash
Hybrid

Worldwide Enterprise All-Solid State Array Revenue, Capacity, Average Cost per Gigabyte, ASP, and Capacity per Unit, 2012-2016

Worldwide Hybrid and Non-Hybrid External Enterprise Storage Systems Capacity Shipped, 2012-2017 (PB)

- Capacity of Hybrid Arrays is 38X All Flash Arrays
- Hybrid revenue is expected to nearly double over the next 3 years

Sources:
IDC – Worldwide Hybrid External Enterprise Storage Systems 2013-2017 Forecast, 245117
IDC – Worldwide Enterprise All-Solid State Array 2013-2016 Forecast, 240424

RealStor™ 2.0: New Storage Software Innovation from Dot Hill

dot HILL®


THE INTERNET OF THINGS

Data today is **growing** and constantly **changing…**



Along with how we **access** it

Real-time, autonomic data placement for balancing performance and costs are critical

SSD — Performance HDD — Capacity HDD

Application Workload-Aware Intelligence on Hybrid FLASH Arrays

dot HILL
RealStor™ 2.0

Ultra48™

AssuredSAN® 4004



Data where you need it, when you need it…in real-time

Competitive Feature Comparison

		Nimble CS200[1]	EMC VNX5200[2]	Dell SC4020[3]	IBM V3700[4]	Dot Hill RealStor 2.0
	Simple Licensing Model	✓	No	No	✓	✓
	SSD Read Cache	✓	✓	No	No	✓
	LUN Pinning	No	No	✓	No	✓
	Traditional RAID	No	✓	No	✓	✓
Tiering	Autonomic	No	✓	No	✓	✓
Tiering	Real-Time	No	No	No	No	✓
Tiering	Small Page Size	No	No	✓	No	✓

KEY TAKE-AWAY:

Dot Hill leads with the best Price / Performance in the industry, and the only one covering all Tiering features.

1. Nimble performance comparison based on r/w, random/sequential testing at Dot Hill
2. Source: EMC VNX data sheet. "Per TB charge, drive type dependent" for VNX OE.
3. Source: Dell Compellent *Flash-optimized Data Progression* white paper
4. Source: *IBM V3700 Redbook*

Industry Consolidation Expands Market Opportunity



Primary Market Access
Direct
Channel
OEM
2007
2008
2009
2010
2011
2012
2013
2014
Polyserve
EQUALLOGIC 12.3X
LeftHand NETWORKS 4.9X
xiv NM $300M
IBRIX
datadomain 6X
3PAR 10X
ISILON SYSTEMS 12.7X
EXANET
compellent 5.5X
COPAN
pillar DATA SYSTEMS
BLUEARC 6.5X
engenio 0.7X
NEXSAN 1.5X
tms Texas Memory Systems, Inc.
NEXGEN STORAGE 12+X
VIRIDENT 12X
WHIPTAIL 12+X
PROMISE TECHNOLOGY, INC.
Infortrend
active STORAGE
dot HILL
2.5X FUSION-IO
xyratex 0.5X

A.BX Estimated Acquisition Enterprise Value as Multiple of Last 12 Months Revenue

Dot Hill Business Model


Dot Hill Systems
M & E
Wireless Telco
Geospatial
Health Care
HPC
Video Surveillance
CSP/OFS
Big Data Analytics
Oil & Gas
Server OEMs

- The Server OEM business forms the foundation for the company, through scale and market and technology validation
- Vertical Markets leverage the Server OEM foundation into higher growth, higher margin and "stickier" revenue streams

Server OEM vs. Vertical Markets

dot HILL

EXTERNAL FACTORS

"Cloud" & "efficiency gains" result in flattish market. HP tailwinds developing

Focus on high data growth markets. Unstructured data

COMPETITION

Limited external, but some internal ("not invented here")

Limited external and no internal

Server OEM:
+/- 5% growth @ Mid 20s Gross Margin %

Vertical Markets:
40-50% growth @ High 30s-Mid 40s Gross Margin %

PRODUCTS

Entry-level typically & first-to-market differentiation

High-performance midrange customized for workloads

CUSTOMERS

Corporate IT infrastructure (Server led sale)

Embedded into revenue generating products (Solution led sale)

Server OEM

Vertical Markets

Server OEM Segment Non-GAAP Financials

Financial Summary

	TTM* (as of 9/30/14)	Change vs. Prior TTM
Revenue (M)	$126.5	-3.2%
Gross Margin (%)	26.3%	-0.1 pts
Contribution Margin (M)	$31.2	-4.2%
Contribution Margin (%)	24.7%	-0.2 pts

*TTM = Trailing Twelve Months

Gross Profit ($M) and (%)


$40
$38
$36
$34
$32
$30
28%
27%
26%
25%
24%
23%
22%
38.4
37.0
37.8
2011
2012
2013
Gross Profit
Gross Margin %

Server OEM Revenue ($M)


$175
$150
$125
$100
$75
$50
$25
$0
159
14
145
145
14
131
137
15
122
117**
2011
2012
2013
2014E
HP
Other Server OEM

**2014 based on guidance as of November 6, 2014

Contribution Margin ($M) and (%)


$40
$38
$36
$34
$32
$30
27%
26%
25%
24%
23%
22%
21%
36.5
35.2
35.8
2011
2012
2013
Contribution Margin
Contribution Margin %

Server OEM Segment: Hewlett Packard


STRONG
FOUNDATION

- Entry level market share leader, shipping **4th generation of Dot Hill based products**
- 270,000 systems shipped
- First- to-market advantage with 16Gb Fibre Channel products
- Complete refresh of entry- level offerings with three product launches over the past three quarters
- Should **benefit from the Lenovo-IBM transaction and Intel Grantley transition**

Vertical Markets Focus to Drive Growth

Identified vertical markets based on potential storage revenue demand, margin and Dot Hill differentiation.

Telco



TAM: $2.0B

Media & Entertainment



TAM: $1.0B

Big Data/ Data Analytics



TAM: $2.0B

Oil & Gas



TAM: $0.5B

Geospatial



TAM: $0.5B

Health Care



TAM: $1.0B

Video Surveillance



TAM: $1.5B

High Performance Computing



TAM: $1.5B

Federal System Integrators



TAM: $3.0B

CSP/OFS


Cloud
Compute
Network
Storage
Management

TAM: $2.0B

The common profile is **randomized sequential workloads**

Estimated embedded/vertical TAMs derived from multiple sources

Vertical Markets Segment Non-GAAP Financials

Financial Summary

	TTM* (as of 9/30/14)	Change vs. Prior TTM
Revenue (M)	$82.5	+27.9%
Gross Margin (%)	42.6%	-0.9 pts
Contribution Margin (M)	$25.7	+35.2%
Contribution Margin (%)	31.2%	+1.7 pts

*TTM = Trailing Twelve Months

Gross Profit ($M) and (%)



$35
$30
$25
$20
$15
$10
$5
$0
45%
40%
35%
30%
13.6
17.9
30.6
+32%
+71%
2011
2012
2013
Gross Profit
Gross Margin %

Growth in Vertical Markets ($M)



$100
$80
$60
$40
$20
$0
38
51
72
97**
+35%
+40%
+35%
2011
2012
2013
2014E

**2014 based on guidance as of August 7, 2014

Contribution Margin ($M) and (%)



$25
$20
$15
$10
$5
$0
35%
30%
25%
20%
15%
10%
5%
0%
4.9
8.2
[VALUE].0
+67%
+168%
2011
2012
2013
Contribution Margin
Contribution Margin %

Vertical Market Profile: Telco



Global Handset Data Traffic
Petabytes
25,000.0
20,000.0
15,000.0
10,000.0
5,000.0
0.0
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Other
Games & Applications
Video
Music
Browsing

Source: Strategy Analytics, Handset Data Traffic (2001-2017)

What is Enabling Data Growth?

- Proliferation of mobile devices
  - **Global handsets data to grow to 21 Exabytes by 2017[1]**
- Enhancement of network bandwidth
  - **Over 1.2B subscribers with 4G by 2018[2]**
- Increase in "large file size" data (e.g. video, music, gaming)

[1]Source: Strategy Analytics

Workload Case Studies

Indexing

- Nokia Solutions (Verizon) MSA Store Application (MSA) enables users to access their data (texts, email, photos, video, etc.) on multiple devices. Dot Hill storage is used to create a "catalog or index" user-specific data that is stored in the wireless network provider's private cloud.

Network Management

- Tektronix embeds Dot Hill AssuredSAN products into their "Data Probe" solution – a "DVR" to capture and analyze network traffic to enable analytics around bottlenecks, performance, security, etc.

Vertical Market Profile: Big Data Analytics


Big data growth
Big data market is estimated to grow 45% annually to reach $25 billion by 2015
Growth of Global data - Zettabytes
Zettabyte = one million petabytes
40
30
20
10
0
2009
2011
2015
2020
2010 Stored data* - Petabytes
Petabyte - one quadrillion (short scale) bytes
4000
3000
2000
1000
0
North America
Europe
Japan
China
Middle East
India
South America
*greater than
Sources: Nasscom -CRISIL GR&A analysis
REUTERS

What is Enabling data growth?

- **Explosion of unstructured "rich" social media**
- **Security biometrics**, correlation of log data for real-time malicious activity monitoring
- Predictive analytics using facial recognition and wearable internet devices (e.g. enables retailer to greet incoming customers)

Workload Case Study

Teradata Integrated Big Data Platform 1700

- Business analytics on large, deep detailed data that leverages Teradata's leading-edge technologies
- Dot Hill AssuredSAN 4000 provides 229TB per cabinet
  - Scalable to 117 petabytes across multiple cabinets
  - Powerful and purpose-built for analytics on extremely large data
  - Cost-effective storage with the lowest cost/capacity in Teradata Platform Family

TERADATA



Vertical Market Profile: Media & Entertainment

dot HILL



Capacity for
1 hour video
25X
1.08 TB
4.3 TB
8.6 TB
13.8 TB
27.6 TB
Traditional
4K Projection
S3D
HDR
HFR

What is Enabling Data Growth?

New technologies are increasing **video storage requirements by up to 25 times**

- 4K and higher resolutions
- Stereoscopic 3D
- Increasing Dynamic Range
- Increasing Frame Rate

Workload Case Study

Post Production:

Dot Hill storage provides predictable multiple 4K streams of video for Autodesk video editing and content creation application software

Broadcast & Streaming Video:

Concurrent Computer Corporation relies on Dot Hill storage to provide performance, reliability and capacity to deliver seamless video via a wide range of delivery systems and formats.

AUTODESK

concurrent

Quantum

technicolor

Imagine COMMUNICATIONS

DRIVING GROWTH

NASDAQ: HILL

dot HILL®

30 YEARS

Financials and Business Model

About Non-GAAP Financial Measures and Segment Reporting

Non-GAAP Financial Measures

The Company's non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier's defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company's GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in the Appendix to this investor presentation and in previous filings with the SEC.

Segment Financial Reporting

The Server OEM segment consists primarily of large Original Equipment Manufacturers who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, Dell, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets including Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging among others. These customers typically embed the Company's products into solutions for their customers. The Company sells to these customers through both Vertical Markets OEM partners or Embedded Solutions Integrators, as well as through Channel Partners. Major Vertical Markets customers include Teradata, CGG, Motorola, Tektronix, Samsung, Concurrent, Autodesk, and Nokia Siemens. The Corporate segment consists primarily of "platform costs" that support both the Server OEM and Vertical Markets segments.

Q4'14 and Full Year 2014 Non-GAAP Guidance

dot HILL®

4th Quarter 2014*

		YoY Change at midpoints	QoQ Change at midpoints
Revenue ($M)	$62 - $68	+8.8%	+25.1%
EPS $	$0.07 - $0.12	+0.025	+0.065

Full Year 2014*

		Annual Change at midpoints	
Revenue (M)	≈ $214M	+2.5%	Project greater back half growth with 3-4 new customer launches in Q3/Q4
Gross Margin	32% - 33%	Flat	Customer and Product Mix
Operating Expenses (M)	$60 - $61M	+4.6%	Invest in R&D and Sales
EPS $	≈ $0.165	-$0.015	

*Based on guidance as of November 6, 2014

Medium-Term Outlook

	Goals	Drivers
Revenue Growth*	+/- 5% (Server OEM) 40-50% (Vertical Markets) 14-18% (Total Revenue)	Poised for strong growth starting in 2015 with several new customers and products launching in 2nd half 2014.
Gross Margin	32 - 33%	Likely flat as gross margin in both Server OEM and Vertical Markets may decline due to customer and product mix but will likely be offset by growth in higher margin Vertical Markets business
Operating Expense Growth*	4 – 8%	Product modularity, high "fixed cost" structure and outsourced manufacturing contains spend growth
Operating Margin	8 – 12%	Strong topline growth and operating leverage

* CAGR relative to 2013 over Planning Horizon

Investment Highlights

EXTERNAL

Data explosion especially in target segments

Continued Consolidation in servers and storage

COMPETITION

Limited OEM-centric storage companies

Market share gain potential from competitor replacements

14-18% growth
(over medium-term planning horizon)

8-12% Operating Margin
(medium-term goal)

0.91 EV/Revenue
(as of 9/18/14)

PRODUCTS

Validated by largest customer

HDD, hybrid and all-flash arrays

CUSTOMERS

Long-Term relationships often 10+years

"High Touch" customized for specific workloads = stickiness

DRIVING GROWTH

NASDAQ: HILL

dot HILL®

30 YEARS

Appendix I: Reconciliation of GAAP to Non-GAAP Financial Measures

About Non-GAAP Financial Measures and Segment Reporting

Non-GAAP Financial Measures

The Company's non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier's defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company's GAAP financial statements. The Company used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company's financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is included in the Appendix to this investor presentation and in previous filings with the SEC.

Segment Financial Reporting

The Server OEM segment consists primarily of large Original Equipment Manufacturers who purchase products from the Company to sell along with their Server products. Major Server OEM customers include Hewlett Packard, Lenovo, Stratus, Dell, and AMD. The Vertical Markets segment consists of strategically selected Vertical Markets including Media & Entertainment, Telecommunications Infrastructure, Oil and Gas, Big Data Analytics and Digital Imaging among others. These customers typically embed the Company's products into solutions for their customers. The Company sells to these customers through both Vertical Markets OEM partners or Embedded Solutions Integrators, as well as through Channel Partners. Major Vertical Markets customers include Teradata, CGG, Motorola, Tektronix, Samsung, Concurrent, Autodesk, and Nokia Siemens. The Corporate segment consists primarily of "platform costs" that support both the Server OEM and Vertical Markets segments.

2011-2013 Non-GAAP Segment Financial Results

	2011	2012	2013	2011 to 2012 Change	2012 to 2013 Change
Revenue (K$)					
Server OEM	$ 159,044	$ 145,494	$ 136,977	-8.5%	-5.90%
Vertical Markets	37,790	51,195	71,767	35.5%	40.20%
Total Non-GAAP Revenue	**$ 196,834**	**$ 196,689**	**$ 208,744**	**-0.1%**	**6.10%**
Gross Profit ($K)					
Server OEM	$ 38,388	$ 37,009	$ 37,799	-3.6%	2.1%
Vertical Markets	13,574	17,847	30,638	31.5%	71.7%
Total Non-GAAP Gross Profit	**$ 51,962**	**$ 54,857**	**$ 68,437**	**5.6%**	**24.8%**
Gross Margin (%)					
Server OEM	24.1%	25.4%	27.6%	+130 bps	+220 bps
Vertical Markets	35.9%	34.9%	42.7%	-100 bps	+780 bps
Total Non-GAAP Gross Margin %	**26.4%**	**27.9%**	**32.8%**	**+150 bps**	**+490 bps**
Sales and Marketing ($K)					
Server OEM	$ 1,858	$ 1,835	$ 2,010	-1.2%	9.5%
Vertical Markets	8,724	9,631	8,626	10.4%	-10.4%
Corporate	2,041	2,232	2,530	9.4%	13.4%
Total Sales and Marketing	**$ 12,623**	**$ 13,698**	**$ 13,166**	**8.5%**	**-3.9%**

Note: Totals may not aggregate and percentages may not calculate due to rounding

2011-2013 Non-GAAP Segment Financial Results

	2011	2012	2013	2011 to 2012 Change	2012 to 2013 Change
Contribution Margin ($K)					
Server OEM	$ 36,530	$ 35,174	$ 35,789	-3.7%	1.7%
Vertical Markets	4,850	8,216	22,012	69.4%	167.9%
Corporate	(2,041)	(2,232)	(2,530)	9.4%	13.4%
Total Contribution Margin	**$ 39,339**	**$ 41,158**	**$ 55,271**	**4.6%**	**34.3%**
Contribution Margin %					
Server OEM	23.0%	24.2%	26.1%	+120 bps	+190 bps
Vertical Markets	12.8%	16.0%	30.7%	+320 bps	+1470 bps
Total Non-GAAP Contribution Margin %	**20.0%**	**20.9%**	**26.5%**	**+90 bps**	**+560 bps**
CORPORATE EXPENSES ($K)					
Research and Development	$ 28,955	$ 35,833	$ 34,589	23.8%	-3.5%
General and Administrative	7,251	8,279	10,088	14.2%	21.9%
Total Corporate Expenses	**$ 36,206**	**$ 44,112**	**$ 44,677**	21.8%	1.3%
Operating Income (Loss) ($K)					
Server OEM	$ 36,530	$ 35,174	$ 35,789	-3.7%	1.7%
Vertical Markets	4,850	8,216	22,012	69.4%	167.9%
Corporate	(38,247)	(46,343)	(47,206)	**21.2%**	**1.9%**
Total Operating Income (Loss)	**$ 3,133**	**$ (2,952)**	**$ 10,595**	**-194.2%**	**-4.589**

Note: Totals may not aggregate and percentages may not calculate due to rounding

2011-2013 GAAP to Non-GAAP Revenue Reconciliation ($K)

	2011	2012	2013
GAAP net revenue from continuing operations	$ 195,827	$ 194,548	$ 206,565
GAAP revenue from discontinued operations	1,634	360	50
GAAP net revenue from continuing and discontinued operations	$ 197,461	$ 194,908	$ 206,615
AssuredUVS revenue	(1,634)	(360)	(50)
Long-term software contract royalties	-	2,141	2,179
Issuance of warrant to customer	1,007	-	-
Non-GAAP net revenue	**$ 196,834**	**$ 196,689**	**$ 208,744**

Note: Totals may not aggregate due to rounding

2011-2013 GAAP to Non-GAAP Gross Profit Reconciliation ($K, except %)

	2011	2012	2013
GAAP gross profit from continuing operations	$ 45,283	$ 48,371	$ 66,070
GAAP gross margin % from continuing operations	***23.1%***	***24.9%***	***32.0%***
GAAP gross profit (loss) from discontinued operations	(3,650)	(2,141)	(92)
GAAP gross profit from continuing and discontinued operations	$ 41,633	$ 46,230	$ 65,978
GAAP gross margin % from continuing and discontinued operations	***21.1%***	***23.7%***	***31.9%***
Stock-based compensation	828	618	334
Severance costs	13	71	40
Issuance of warrant to customer	1,007	-	-
Gain from insurance recovery	(555)	-	-
Power supply component failures	4,270	-	(707)
AssuredUVS cost of goods sold, less AssuredUVS revenue	(216)	313	90
Long-term software contract royalties	-	2,141	2,179
Long-term software contract costs	-	2,885	523
Long-lived asset impairment	2,928	-	-
Intangible asset impairment	-	1,647	-
Intangible asset amortization	2,054	952	-
Non-GAAP gross profit	**$ 51,962**	**$ 54,857**	**$ 68,437**
Non-GAAP gross margin %	***26.4%***	***27.9%***	***32.8%***

Note: Totals may not aggregate and percentages may not calculate due to rounding

2011-2013 GAAP to Non-GAAP Operating Expenses Reconciliation ($K)

	2011	2012	2013
GAAP operating expenses from continuing operations	$ 53,595	$ 58,027	$ 60,440
GAAP operating expenses from discontinued operations	9,908	2,406	383
GAAP operating expenses from continuing and discontinued operations	$ 63,503	$ 60,433	$ 60,823
Currency (loss) gain	254	(555)	(517)
Stock-based compensation	(4,557)	(3,105)	(2,356)
AssuredUVS expenses	(5,429)	(1,585)	(366)
Contingent consideration adjustment	(21)	5	-
Goodwill impairment	(4,140)	-	-
Legal fees related to power supply component failure	-	(49)	(2)
Long-term software contract deferred costs	-	3,562	394
Restructuring (charge) recoveries	(668)	(639)	(36)
Severance costs	(113)	(257)	(97)
Non-GAAP operating expenses	**$ 48,829**	**$ 57,810**	**$ 57,843**

Note: Totals may not aggregate due to rounding

2011-2013 GAAP to Non-GAAP Net Income (Loss) Reconciliation ($K)

dot HILL®

	2011	2012	2013
GAAP net income (loss) from continuing operations	$ (8,464)	$ (10,402)	$ 5,540
GAAP net loss from discontinued operations	(13,560)	(4,548)	(476)
GAAP net income (loss) from continuing and discontinued operations	$ (22,024)	$ (14,950)	$ 5,064
Currency loss (gain)	(254)	555	517
Stock-based compensation	5,385	3,724	2,690
Issuance of warrant to customer	1,007	-	-
Restructuring charge (recoveries)	668	639	36
Intangible asset amortization	2,054	952	-
Contingent consideration adjustment	21	(5)	-
Gain from insurance recovery	(555)	-	-
Power supply component failures	4,270	-	(707)
AssuredUVS expenses, less AssuredUVS revenue	5,213	1,898	456
Long-term software contract royalties	-	2,141	2,179
Long-term software contract costs	-	2,885	523
Long-term software contract deferred costs	-	(3,562)	(394)
Legal fees related to power supply component failure	-	49	2
Intangible asset impairment	2,928	1,647	-
Goodwill impairment	4,140	-	-
Severance costs	126	327	137
Non-GAAP net income (loss)	$ 2,979	$ (3,700)	$ 10,503

Note: Totals may not aggregate due to rounding

2011-2013 GAAP to Non-GAAP EPS (LPS) Reconciliation

dot HILL®

	2011	2012	2013
GAAP income (loss) per share from continuing operations	$ (0.16)	$ (0.18)	$ 0.09
GAAP loss per share from discontinued operations	(0.24)	(0.08)	(0.01)
GAAP income (loss) per share from continuing and discontinued operations	$ (0.40)	$ (0.26)	$ 0.09
Currency loss (gain)	(0.01)	0.01	0.01
Intangible asset amortization	0.04	0.02	-
Stock-based compensation	0.10	0.06	0.05
AssuredUVS expenses less AssuredUVS revenue	0.09	0.03	0.01
Long-term software contract royalties	-	0.04	0.04
Long-term software contract costs	-	0.05	0.01
Long-term software contract deferred costs	-	(0.06)	(0.01)
Restructuring charge (recoveries)	0.01	0.01	-
Intangible impairment	0.05	0.03	-
Goodwill impairment	0.07	-	-
Power supply component failures	0.08	-	(0.01)
Other adjustments	0.02	0.01	(0.01)
Non-GAAP income (loss) per share	$ 0.05	$ (0.06)	$ 0.18
Weighted average shares used to calculate income (loss) per share:			
Basic	54,908	56,954	58,521
Diluted	55,488	56,954	59,247

Note: Totals may not aggregate due to rounding

2011-2013 GAAP to Non-GAAP Server OEM Reconciliation ($K)

	2011	2012	2013
Server OEM GAAP net revenue from continuing operations	$ 158,037	$ 143,353	$ 134,798
Long-term software contract royalties	-	2,141	2,179
Issuance of warrant to customer	1,007	-	-
Server OEM non-GAAP net revenue	$ 159,044	$ 145,494	$ 136,977
Server OEM GAAP gross profit from continuing operations	$ 30,829	$ 30,683	$ 35,534
Server OEM GAAP gross margin % from continuing operations	*19.5%*	*21.4%*	*26.4%*
Stock-based compensation	700	462	244
Severance costs	11	54	26
Power supply component failures	4,270	-	(707)
Long-term software contract royalties	-	2,141	2,179
Long-term software contract costs	-	2,885	523
Intangible asset amortization	1,116	777	-
Issuance of warrant to customer	1,007	-	-
Other COGS adjustment	455	6	-
Server OEM non-GAAP gross profit	$ 38,388	$ 37,008	$ 37,799
Server OEM non-GAAP gross margin %	*24.1%*	*25.4%*	*27.6%*

Note: Totals may not aggregate and percentages may not calculate due to rounding

2011-2013 GAAP to Non-GAAP Server OEM Reconciliation ($K) *(continued)*

	2011	2012	2013
Server OEM GAAP sales and marketing expenses from continuing operations	$ 1,866	$ 1,965	$ 2,070
Server OEM GAAP contribution margin from continuing operations	$ 28,963	$ 28,718	$ 33,464
Server OEM GAAP contribution % from continuing operations	*18.3%*	*20.0%*	*24.8%*
Stock-based compensation	(112)	(88)	(58)
Severance costs	(13)	(3)	(2)
Other marketing adjustment	117	(39)	-
Server OEM non-GAAP sales and marketing expenses	1,858	1,835	2,010
Server OEM non-GAAP contribution margin	$ 36,530	$ 35,173	$ 35,789
Server OEM non-GAAP contribution margin %	*23.0%*	*24.2%*	*26.1%*
Server OEM GAAP operating income for continuing operations	$ 28,963	$ 28,718	$ 33,464
Stock-based compensation	812	550	302
Severance costs	24	57	28
Power supply component failures	4,270	-	(707)
Long-term software contract royalties	-	2,141	2,179
Long-term software contract costs	-	2,885	523
Intangible asset amortization	1,116	777	-
Issuance of warrant to customer	1,007	-	-
Other adjustment	338	45	-
Server OEM non-GAAP operating income	$ 36,530	$ 35,173	$ 35,789

Note: Totals may not aggregate and percentages may not calculate due to rounding

2011-2013 GAAP to Non-GAAP Vertical Markets Reconciliation ($K)

	2011	2012	2013
Vertical Markets GAAP net revenue from continuing operations	$ 37,790	$ 51,195	$ 71,767
Revenue from discontinued operations	1,634	360	50
Vertical Markets net revenue from continuing and discontinued operations	$ 39,424	$ 51,555	$ 71,817
AssuredUVS revenue	(1,634)	(360)	(50)
Vertical Markets non-GAAP net revenue	$ 37,790	$ 51,195	$ 71,767
Vertical Markets GAAP gross profit from continuing operations	$ 14,454	$ 17,688	$ 30,536
Vertical Markets GAAP gross margin % from continuing operations	*38.2%*	*34.6%*	*42.5%*
Vertical Markets GAAP gross profit (loss) from discontinued operations	(3,650)	(2,141)	(92)
Vertical Markets GAAP gross profit from continuing and discontinued operations	$ 10,804	$ 15,547	$ 30,444
Vertical Markets GAAP gross margin % from continuing and discontinued operations	*27.4%*	*30.2%*	*42.4%*
Stock-based compensation	128	157	90
Severance costs	2	14	14
AssuredUVS revenue	(1,634)	(360)	(50)
AssuredUVS expenses	1,418	673	140
Intangible asset impairment	-	1,600	-
Intangible asset amortization	938	175	-
Gain from insurance recovery	(555)	-	-
Long-lived asset impairment	2,928	-	-
Other COGS adjustment	(455)	42	-
Vertical Markets non-GAAP gross profit	$ 13,574	$ 17,848	$ 30,638
Vertical Markets non-GAAP gross margin %	*35.9%*	*34.9%*	*42.7%*

Note: Totals may not aggregate and percentages may not calculate due to rounding

2011-2013 GAAP to Non-GAAP Vertical Markets Reconciliation ($K) *(continued)*

	2011	2012	2013
Vertical Markets GAAP sales and marketing expenses from continuing operations	$ 9,219	$ 9,830	$ 8,755
Vertical Markets GAAP contribution margin from continuing operations	$ 5,235	$ 7,858	$ 21,781
Vertical Markets GAAP contribution % from continuing operations	*13.9%*	*15.3%*	*30.3%*
Vertical Markets GAAP sales and marketing expenses from discontinued operations	651	103	-
Vertical Markets GAAP sales and marketing expenses from continuing and discontinued operations	$ 9,870	$ 9,933	$ 8,755
Stock-based compensation	(249)	(192)	(125)
Severance costs	(28)	(7)	(4)
Other marketing adjustment	(218)	-	-
AssuredUVS expenses	(651)	(103)	-
Vertical Markets non-GAAP sales and marketing expenses	$ 8,724	$ 9,631	$ 8,626
Vertical Markets non-GAAP contribution margin	$ 4,850	$ 8,217	$ 22,012
Vertical Markets non-GAAP contribution margin %	*12.8%*	*16.1%*	*30.7%*
Vertical Markets GAAP operating income for continuing operations	$ 5,235	$ 7,858	$ 21,781
Vertical Markets GAAP operating loss for discontinued operations	(4,301)	(2,197)	(92)
Vertical Markets GAAP operating income (loss) for continuing and discontinued ops.	$ 934	$ 5,661	$ 21,689
Stock-based compensation	377	349	215
Severance costs	30	23	18
AssuredUVS revenue	(1,634)	(360)	(50)
AssuredUVS expenses	2,069	782	140
Intangible asset impairment	-	1,600	-
Intangible asset amortization	938	175	-
Gain from insurance recovery	(555)	-	-
Long-lived asset impairment	2,928	-	-
Other adjustment	(257)	(13)	-
Vertical Markets non-GAAP operating income	$ 4,850	$ 8,217	$ 22,012

Note: Totals may not aggregate and percentages may not calculate due to rounding

2011-2013 GAAP to Non-GAAP Corporate Segment Reconciliation ($K)

	2011	2012	2013
Corporate GAAP sales and marketing expenses from continuing operations	$ 2,140	$ 2,338	$ 2,625
Corporate GAAP contribution margin from continuing operations	$ (2,140)	$ (2,338)	$ (2,625)
Stock-based compensation	(180)	(138)	(92)
Severance costs	(20)	(5)	(3)
Other marketing adjustment	101	37	-
Corporate non-GAAP sales and marketing expenses	$ 2,041	$ 2,232	$ 2,530
Corporate non-GAAP contribution margin	$ (2,041)	$ (2,232)	$ (2,530)
Corporate GAAP research and development expenses from continuing operations	31,196	34,199	35,332
Corporate GAAP research and development expenses from discontinued operations	4,355	741	-
Corporate GAAP research and development expenses from continuing and discontinued operations	35,551	34,940	35,332
Stock-based compensation	(2,383)	(1,665)	(1,053)
Contingent consideration adjustment	(21)	5	-
AssuredUVS expenses	(4,152)	(777)	-
Long-term software contract deferred costs	-	3,562	394
Severance costs	(40)	(232)	(84)
Corporate non-GAAP research and development expenses	$ 28,955	$ 35,833	$ 34,589

Note: Totals may not aggregate due to rounding

2011-2013 GAAP to Non-GAAP Corporate Segment Reconciliation ($K) *(continued)*

	2011	2012	2013
Corporate GAAP general and administrative expenses from continuing operations	$ 9,174	$ 9,695	$ 11,647
Corporate GAAP general and administrative expenses from discontinued operations	4,902	1,609	393
Corporate GAAP general and administrative expenses from continuing and discontinued operations	14,076	$ 11,304	$ 12,040
Currency (loss) gain	254	(555)	(517)
Stock-based compensation	(1,633)	(1,021)	(1,028)
AssuredUVS expenses	(626)	(751)	(366)
Restructuring (charge) recoveries	(668)	(639)	(36)
Legal fees related to power supply component failure	-	(49)	(2)
Goodwill impairment	(4,140)	-	-
Severance costs	(12)	(11)	(4)
Corporate non-GAAP general and administrative expenses	$ 7,251	$ 8,278	$ 10,087
Corporate GAAP operating loss from continuing operations	$ (42,510)	$ (46,232)	$ (49,615)
Corporate GAAP operating loss from discontinued operations	$ (9,257)	$ (2,350)	$ (382)
Corporate GAAP operating loss from continuing and discontinued operations	$ (51,767)	$ (48,582)	$ (49,997)
Currency (gain) loss	(254)	555	517
Stock-based compensation	4,196	2,826	2,173
AssuredUVS expenses	4,778	1,529	366
Long-term software contract deferred costs	-	(3,562)	(394)
Restructuring (charge) recoveries	668	639	36
Legal fees related to power supply component failure	-	49	2
Goodwill impairment	4,140	-	-
Severance costs	72	247	91
Other adjustments	(80)	(46)	-
Corporate non-GAAP operating loss	$ (38,247)	$ (46,345)	$ (47,206)

Note: Totals may not aggregate due to rounding

Trailing 12 Months GAAP to Non-GAAP Net Revenue Reconciliation ($K)

	Q4'12 – Q3' 13	Q4'13 – Q3'14
Total GAAP net revenue from continuing operations	$ 191,785	$ 207,349
GAAP revenue from discontinued operations	168	10
Total GAAP net revenue from continuing and discontinued operations	$ 191,953	$ 207,359
AssuredUVS revenue	(168)	(10)
Long-term software contract royalties	3,378	1,648
Total non-GAAP net revenue	$ 195,163	$ 208,997
Server OEM GAAP net revenue from continuing operations	$ 127,267	$ 124,849
Long-term software contract royalties	3,378	1,648
Server OEM non-GAAP net revenue	$ 130,645	$ 126,497
Vertical Markets GAAP net revenue from continuing operations	$ 64,518	$ 82,500
GAAP revenue from discontinued operations	168	10
Vertical Markets GAAP net revenue from continuing and discontinued operations	$ 64,686	$ 82,510
AssuredUVS revenue	(168)	(10)
Vertical Markets non-GAAP net revenue	$ 64,518	$ 82,500

Trailing 12 Months GAAP to Non-GAAP Server OEM Reconciliation ($K)

	Q4'12 – Q3'13		Q4'13 – Q3'14	
Server OEM non-GAAP net revenue	$	130,645	$	126,497
Server OEM GAAP gross profit from continuing operations	$	28,268	$	30,952
Server OEM GAAP gross margin % from continuing operations		22.2%		24.8%
Stock-based compensation		291		226
Severance costs		29		49
Power supply component failures		(782)		(25)
Long-term software contract royalties		3,378		1,648
Long-term software contract costs		3,318		380
Other COGS adjustment		1		-
Server OEM non-GAAP gross profit	$	34,503	$	33,230
Server OEM non-GAAP gross margin %		*26.4%*		*26.3%*
Server OEM GAAP sales and marketing expenses from continuing operations	$	1,999	$	2,108
Server OEM GAAP contribution margin from continuing operations	$	26,269	$	28,844
Server OEM GAAP contribution % from continuing operations		20.6%		23.1%
Stock-based compensation		(66)		(67)
Severance costs		(3)		(9)
Server OEM non-GAAP sales and marketing expenses	$	1,930	$	2,032
Server OEM non-GAAP contribution margin	$	32,573	$	31,198
Server OEM non-GAAP contribution margin %		*24.9%*		*24.7%*

Trailing 12 Months GAAP to Non-GAAP Vertical Markets Reconciliation ($K)

	Q4'12 – Q3'13		Q4'13 – Q3'14	
Vertical Markets non-GAAP net revenue		64,518		82,500
Vertical Markets GAAP gross profit from continuing operations	$	27,929	$	35,048
Vertical Markets GAAP gross margin % from continuing operations		43.3%		42.5%
Vertical Markets GAAP gross profit (loss) from discontinued operations		(102)		10
Vertical Markets GAAP gross profit from continuing and discontinued operations	$	27,827	$	35,058
Vertical Markets GAAP gross margin % from continuing and discontinued operations		43.0%		42.5%
Stock-based compensation		98		111
Severance costs		15		26
AssuredUVS revenue		(168)		(10)
AssuredUVS expenses		268		-
Other COGS adjustment		(2)		-
Vertical Markets non-GAAP gross profit	$	28,038	$	35,185
Vertical Markets non-GAAP gross margin %		43.5%		42.6%
Vertical Markets GAAP sales and marketing expenses from continuing operations		9,156		9,627
Vertical Markets GAAP contribution margin from continuing operations	$	18,773	$	25,421
Vertical Markets GAAP contribution % from continuing operations		29.0%		30.8%
Stock-based compensation		(142)		(157)
Severance costs		(7)		(19)
Vertical Markets non-GAAP sales and marketing expenses	$	9,007	$	9,451
Vertical Markets non-GAAP contribution margin	$	19,031	$	25,734
Vertical Markets non-GAAP contribution margin %		29.5%		31.2%

Investor Relations Contacts

Hanif Jamal, CFO

Email: Hanif.Jamal@dothill.com
Phone: 303-845-3377

Jodi Bochert, Investor Relations Manager

Email: Jodi.Bochert@dothill.com
Phone: 303-845-3469